S T R AT E G I C A C Q U I S I T I O N O F M G M G R O W T H P R O P E R T I E S A U G U S T 2 0 2 1 Exhibit 99.2

2 Forward-Looking Statements Certain statements in this presentation are forward‐looking statements. Forward‐looking statements are based on VICI Properties Inc.’s (“VICI” or the “Company”) current plans, expectations and projections about future events and are not guarantees of future performance. These statements can be identified by the fact that they do not relate strictly to historical facts and by the use of words such as "expects", "plans", "opportunities" and similar words and variations thereof. Although the Company believes that the expectations reflected in such forward‐looking statements are based on reasonable assumptions, its results, performance and achievements could differ materially from those expressed in or by the forward‐looking statements and may be affected by a variety of risks and other factors including, among others: the impact of changes in general economic conditions, including low consumer confidence, unemployment levels, and depressed real estate prices resulting from the severity and duration of any downturn in the U.S. or global economy (including stemming from the COVID-19 pandemic and changes in economic conditions as a result of the COVID-19 pandemic); risks that the pending acquisition of MGM Growth Properties LLC (“MGP”) pursuant to the agreement entered into by the Company and MGP or other pending transactions (including the Company's pending acquisition of the Venetian Resort) may not be consummated on the terms or timeframe described herein, or at all; the ability of the parties to satisfy the conditions set forth in the definitive transaction documents for the pending transactions, including the ability to receive, or delays in receiving, the regulatory and other approvals and/or consents required to consummate the transactions; the terms on which the Company finances the pending transactions, including the source of funds used to finance such transactions; risks that the Company may not achieve the benefits contemplated by its pending acquisition of MGP and its pending and recently completed acquisitions of real estate assets and other pending transactions (including any expected accretion or the amount of any future rent payments); risks that not all potential risks and liabilities have been identified in the due diligence for our pending and recently completed transactions; the Company's dependence on affiliates of Caesars Entertainment, Inc. (“Caesars”), Penn National Gaming, Inc. (“Penn”), Seminole Hard Rock Entertainment, Inc. (“Hard Rock”), Century Casinos, Inc. (“Century”) and JACK Ohio LLC (“JACK Entertainment”) (and, following the completion of our pending transactions, Eastern Band of Cherokee Indians (“EBCI”), Apollo Global Management (“Apollo”) and MGM Resorts (“MGM”)) as tenants of all of its properties, and the consequences that any material adverse effect on their respective businesses could have on the Company; the Company's dependence on the gaming industry; the Company's ability to pursue its business and growth strategies may be limited by its substantial debt service requirements and by the requirement that the Company distribute 90% of its real estate investment trust (“REIT”) taxable income in order to qualify for taxation as a REIT and that the Company distribute 100% of its REIT taxable income in order to avoid current entity level U.S. Federal income taxes; the impact of extensive regulation from gaming and other regulatory authorities; the ability of the Company's tenants to obtain and maintain regulatory approvals in connection with the operation of the Company's properties; the possibility that the Company’s tenants may choose not to renew their lease agreements with the Company following the initial or subsequent terms of the leases; restrictions on the Company's ability to sell its properties subject to the lease agreements; the Company's indebtedness and ability to service and refinance such indebtedness; the Company's historical and pro forma financial information may not be reliable indicators of its future results of operations and financial condition; limits on the Company's operational and financial flexibility imposed by its debt agreements; and the possibility the Company's separation from Caesars Entertainment Operating Company, Inc. fails to qualify as a tax‐free spin‐off, which could subject the Company to significant tax liabilities. Currently, one of the most significant factors that could cause actual outcomes to differ materially from our forward-looking statements is the impact of the COVID-19 pandemic on the financial condition, results of operations, cash flows and performance of the Company, its tenants and its pending transactions. The extent to which the COVID-19 pandemic continues to adversely impact the Company and its tenants will largely depend on future developments that are highly uncertain and cannot be predicted with confidence, including the availability, distribution, public acceptance and efficacy of one or more approved vaccines, new or mutated variants of COVID-19 (including vaccine-resistant variants) or a similar virus, the direct and indirect economic effects of the pandemic and containment measures on our tenants, the ability of our tenants to successfully operate their businesses, including the costs of complying with regulatory requirements necessary to keep their respective facilities open, such as reduced capacity requirements, and the effects of the negotiated capital expenditure reductions and other amendments to our lease agreements that we agreed to with certain of its tenants in response to the COVID-19 pandemic. Each of the foregoing could have a material adverse effect on our tenants' ability to satisfy their obligations under their leases with us, including their continued ability to pay rent in a timely manner, or at all, and/or to fund capital expenditures or make other payments required under their leases. In addition, changes and instability in global, national and regional economic activity and financial markets as a result of the COVID-19 pandemic could negatively impact consumer discretionary spending and travel, which could have a material adverse effect on our tenants' businesses Additional important factors that may affect the Company’s business, results of operations and financial position are described from time to time in the Company’s Annual Report on Form 10‐K for the year ended December 31, 2020. The Company does not undertake any obligation to update or revise any forward‐looking statement, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Additional Information about the Proposed Transaction and Where to Find It In connection with the merger, the Company intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of VICI Properties and that also constitutes a prospectus of VICI Properties and an information statement of MGP. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS/INFORMATION STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents, when they become available, and other documents filed with the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by VICI Properties by contacting VICI Properties Investor Relations. Investors and security holders may obtain free copies of the documents filed with the SEC by MGP by contacting MGP Investor Relations. Participants in the Solicitation VICI Properties and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of the Company is available in VICI Properties’ proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 15, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement/prospectus/information statement and other relevant materials filed with the SEC regarding the merger when they become available. Investors should read the definitive proxy statement/prospectus/information statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from VICI Properties using the sources indicated above. No Offer or Solicitation This communication and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Caesars, Penn, Hard Rock, Century, JACK Entertainment, MGM, MGP and Other Company Information The Company makes no representation as to the accuracy or completeness of the information regarding Caesars, Penn, Hard Rock, Century, JACK Entertainment, MGM, MGP and other companies included in this presentation. The historical audited and unaudited financial statements of Caesars, as the parent and guarantor of CEOC, LLC, the Company's significant lessee, have been filed with the Securities and Exchange Commission (“SEC”). Certain financial and other information for Caesars, Penn, Hard Rock, Century, JACK Entertainment, MGM, MGP and other companies included in this presentation have been derived from their respective filings, if and as applicable, and other publicly available presentations and press releases. While we believe this information to be reliable, we have not independently investigated or verified such data. Market and Industry Data This presentation contains estimates and information concerning the Company's industry, including market position, rent growth and rent coverage of the Company's peers, that are based on industry publications, reports and peer company public filings. This information involves a number of assumptions and limitations, and you are cautioned not to rely on or give undue weight to this information. The Company has not independently verified the accuracy or completeness of the data contained in these industry publications, reports or filings. The industry in which the Company operates is subject to a high degree of uncertainty and risk due to variety of factors, including those described in the "Risk Factors" section of the Company's public filings with the SEC. Non‐GAAP Financial Measures This presentation includes non-GAAP financial measures. See the appendix hereto for a definition of the non-GAAP financial measures used herein and reconciliations to the most directly comparable financial measures calculated in accordance with GAAP. Financial Data Financial information provided herein is as of June 30, 2021 unless otherwise indicated. DISCLAIMER

TRANSACTION SNAPSHOT


TRANSACTION DETAILS
LOVE

- VICI Properties Inc. (“VICI”) to acquire MGM Growth Properties LLC (“MGP”)
- Total consideration of approximately $17.2Bn, including stock, cash distributed to MGM as described below, and $5.7Bn of debt (1)
  - All-stock consideration for the 58% fully diluted MGP Class A shareholders, who will receive VICI stock at a fixed exchange ratio of 1.366x, which represents an agreed upon price of $43.00 per share based on VICI’s trailing 5-day VWAP of $31.47 as of July 30, 2021
  - MGM Resorts International’s (“MGM”) MGP OP units to be redeemed for approximately $4.4Bn in cash consideration at a value of $43.00 per MGP OP unit, with MGM retaining an interest that will be converted into approximately 12MM VICI OP units at an exchange ratio of 1.366x
  - VICI will assume MGP’s outstanding debt
- Pro forma for the transaction, MGP Class A shareholders will own approximately 215MM VICI shares and MGM will own approximately 12MM VICI OP units (25% and 1% of fully-diluted VICI shares outstanding (2), respectively)
- Prior to closing, VICI anticipates financing the cash portion of this acquisition with debt, following pre-closing de-leveraging transactions involving equity, and/or JVs and asset sales in accordance with long-term balance sheet objectives


AFFO ACCRETION

- Expected to be immediately accretive to AFFO per share upon closing, with minimal need to increase VICI's standalone G&A as a result of this transaction
- Additional financing synergies attainable from ability to refinance MGP’s outstanding debt – weighted average interest rate of 4.5% (1)


APPROVALS AND TIMING

- VICI stockholder approval required
- MGM as the holder of a majority voting power of MGP has approved the transaction for MGP
- Expected to close 1H 2022, subject to customary closing conditions and regulatory approval


GOVERNANCE

- VICI management team will continue to manage the company
- No changes to the composition of VICI’s Board of Directors

VICI

Notes:
1. As of March 31, 2021; based on MGP public filings. Inclusive of MGM Grand / Mandalay Bay BREIT JV CMBS debt at 50.1% share.
2. Inclusive of VICI shares issued via June 2020 and March 2021 forward offerings.

3

4 A COMPELLING TRANSACTION FOR VICI Expected to be immediately accretive to earnings upon closing Diversifies VICI’s tenant concentration and geographic scope with the New MGM Master Lease, while providing long-term inflation protection and growth Gives both active and index equity market investors full access to ownership of a leading experiential real estate portfolio, creating a compelling investment opportunity Large-scale and high-quality real estate within the Triple Net REIT sector—acquired at a significant discount to replacement cost and at an attractive cap rate Positions VICI for enhanced cost of debt and equity capital widening VICI’s growth funnel into the future Merges MGP’s best-in-class portfolio into VICI’s best-in-class management and governance platform

A LEADING EXPERIENTIAL PLATFORM WITH STRONG GROWTH PROSPECTS

1 Introducing You to America's Leading Experiential Real Estate Company

- ✓ Largest Private Owner of Meeting and Convention Center Space in the U.S.
- ✓ Largest Hotel Owner in the U.S. by Rooms
- ✓ Owner of 3 of the 5 Largest Hotels in the U.S.
- ✓ Owner of 730 Leading Restaurants / Bars
- ✓ Owner of a Portfolio of the Most Widely Attended Entertainment Venues in the World
- ✓ Diversified Revenue Streams Amongst the Sector's Leading Operators

2 Preeminent Lease Profile & Asset Quality

- ✓ 43.5 Year Weighted Average Lease Term (1)
- ✓ Contractual Annual Rent Escalation and CPI Protection
- ✓ Triple Net Lease Structure Creates Predictability
- ✓ Premier Assets Backed by Industry-Leading and Well-Capitalized Operators
- ✓ ~84% of Rent Roll with S&P 500 Tenants

3 Opportunity to Invest in a Transformational Business

- ✓ Enhances Overall Quality and Credit Profile Through Increased Scale, Continued Tenant Diversification with Iconic Operators, and Diverse Revenue Profile
- ✓ Investors will Benefit from a COVID-Proven Dividend Stream (100% Cash Rent Collected Since Inception) (2), the Strength of Which is Likely to Further Benefit from Post-COVID Demand for Away-From-Home Experiences

4 Positions VICI to Improve Cost of Capital Over Long-Term

- ✓ Creates the Largest Triple Net Lease REIT and a Top 5 REIT by Adj. EBITDA
- ✓ Scale, Index Inclusion, and Path to Investment Grade Position VICI to Achieve Optimal Cost of Capital for Future Growth
- ✓ Transaction is Expected to be Immediately Accretive to AFFO per Share with Material Incremental Accretion Through Enhanced Cost of Capital

5 Industry-Leading Management & Governance Structure

- ✓ Since its Formation in October 2017, Following MGP Acquisition, VICI Will Have Acquired 29 Properties and Issued $15Bn+ in Equity (3)
- ✓ One of America's Most Dynamically-Managed and Best-Governed REIT Management Platforms: #3 Ranked U.S. REIT by Green Street Advisors
- ✓ Solidifies VICI as an Industry Leader and Real Estate Partner of Choice

VICI

Notes:
1. Reflective of weighted average lease term (inclusive of all renewal terms) for VICI current portfolio, pro forma for the pending acquisition of the Venetian Resort, MGM Master Lease and BREIT JV Lease; weighted by rent contribution.
2. Refers to rent collected from existing tenants through July 2021, without giving effect to the pending acquisition of the Venetian Resort or the pending acquisition by the Eastern Band of Cherokee Indians of the operations of Caesars Southern Indiana from Caesars Entertainment.
3. Inclusive of pending Venetian Resort acquisition, as well as the pending MGP acquisition (including MGP's pending acquisition of MGM Springfield) and anticipated stock merger consideration in connection therewith.

5

6 Park MGM ENHANCES PORTFOLIO QUALITY WITH 7 PREMIER LAS VEGAS RESORTS… New York-New York The Mirage Luxor MGM Grand Excalibur Mandalay Bay

7 …AND A MARKET-LEADING REGIONAL PORTFOLIO OF 8 ASSETS… Borgata MGM Grand DetroitBeau RivageMGM Springfield Empire City MGM Northfield Park Gold StrikeMGM National Harbor

8 ...CONSISTING OF MARKET-LEADING HOTEL AND CONVENTION REAL ESTATE… Excalibur Luxor Mandalay Bay MGM Grand Detroit MGM National Harbor Park MGM MGM Grand The Mirage Beau Rivage MGM Springfield

9 ...AND AWARD-WINNING ENTERTAINMENT & GAMING REAL ESTATE MGM Grand MGM Grand MGM Grand Mandalay Bay MGM Grand Park MGM MGM Grand Detroit MGM National Harbor

MGM IS COMMITTED TO LEADING ESG PRACTICES

FOCUSED ON WHAT MATTERS: EMBRACING HUMANITY AND PROTECTING THE PLANET

MGM RESORTS' 2025 ESG GOALS

Protecting the Planet

- Reduce carbon emissions by 45% per square foot
- Divert 60% of materials from landfills
- Reduce energy per square foot by 25%
- Reduce water per square foot by 30%

Fostering Diversity & Inclusion

- Ensure that all employees – including women, the LGBTQ+ community, people from diverse and ethnic backgrounds and people with disabilities – have equal access to leadership opportunities throughout MGM Resorts
- Spend at least 10% of domestic biddable procurement with diverse suppliers
- Expand Supplier Diversity Mentorship Program to achieve 50 graduates
- Train 100% of management employees on social impact policies and goals

Investing in Community & Caring for One Another

- Expand support of non-profit workforce development and education programs from 25% to 40%
- Award 600 post-secondary scholarships to children of employees
- Surpass 1 million volunteer hours
- Raise $100 million from employee donations
- Achieve 75% of employees donating
- Donate 5 million meals through Feeding Forward program

KEY HIGHLIGHTS

MGM Resorts' 100 Mega Watt Solar Array

- ✓ Hospitality industry's largest directly sourced renewable electricity project worldwide
- ✓ 323,000 solar panels now produce up to 90% of MGM's Las Vegas daytime power needs and are forecast to generate approximately 300,000 megawatt hours annually



Leadership in Energy & Environmental Design (LEED) Certification

- ✓ MGM National Harbor – LEED Gold
- ✓ MGM Springfield – LEED Platinum (Four Certifications)
- ✓ The Park – LEED Gold
- ✓ CityCenter – LEED Gold (Four Certifications)
- ✓ T-Mobile Arena – LEED Gold Certification

LEED — Leadership in Energy & Environmental Design

Commitment to Highest Standards of Corporate Governance

Governance Highlights	MGM Shareholder-Friendly
Annually Elected Board	✓
Director Removal With or Without Cause	✓
Adoption of Proxy Access	✓
Shareholder Ability to Call Special Meeting (10%)	✓
Majority Voting Standard	✓
Allows Action by Written Consent	✓
Separate Chairman & Chief Executive Officer Roles	✓

VICI

Source: MGM public filings and company website, including 2021 proxy statement filed with the SEC on March 26, 2021 and MGM Resorts Corporate Governance presentation dated November 2020
Note: We have not independently verified this data and are presenting it in accordance with MGM's public disclosure. For additional information, refer to MGM's public filings with the SEC and other publicly available information.

10

11 Sources: Real Capital Analytics, Green Street Advisors, Company Filings. We have not independently verified this data and are presenting it in accordance with each company's respective public disclosure. For additional information, refer to the financial information included in the respective company's public filings with the SEC or the sources identified in the respective footnote. Notes: 1. Includes office, retail, multifamily, and other hospitality transactions with a transaction value in excess of $900MM over the past 24 months. 2. $720MM transaction included since ground level retail at the Venetian Resort. 3. NOI calculation assumes the same transaction cap rate of 6.35% for both the MGM Grand and Mandalay Bay transactions. 4. Pending acquisition by Realty Income (NOI as per investor presentation dated April 29, 2021 and includes Office SpinCo); cap rate as per M&A earnings call held on April 29, 2021. 5. Pending acquisition by Equity Commonwealth (NOI as per investor presentation dated May 4, 2021); cap rate as per M&A earnings call held on May 5, 2021. 6. Pending acquisition by Blackstone; purchase price and annual rent per press release dated July 1, 2021. 7. Based on offer price of $43.00 per share and 2023E NOI (first full year of productivity). 330 Madison Avenue (NYC) 525 Market Street (San Francisco, CA) Coca-Cola Building (NYC) Park Tower at Transbay (San Francisco, CA)Levi's Plaza (San Francisco, CA) 30 Hudson Yards - Time Warner Unit (NYC) Troy Block (Seattle, WA) MGM Grand (Las Vegas, NV) (3) Mandalay Bay (Las Vegas, NV) (3) Bellagio (Las Vegas, NV) The Venetian (Las Vegas, NV)The Grand Canal Shoppes (Las Vegas, NV) (2) VEREIT (4) MGP (7) Monmouth Real Estate Investment Corp. (5) CityCenter (Las Vegas, NV) (6) 0 100 200 300 400 500 600 700 800 900 1,000 1,100 1,200 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 6.0% 6.5% 7.0% HIGH-QUALITY REAL ESTATE AT HIGHER CAP RATE GENERATES LONG-TERM VALUE CREATION Corporate M&A Landmark Gaming / Las Vegas Retail Other Real Estate(1) Cap Rate (%) NOI ($MM)

MGP SNAPSHOT: PREMIER EXPERIENTIAL AND HOSPITALITY ASSETS…

LAS VEGAS ASSETS (1)

26K+ *Hotel Rooms*	**~760K** *Casino Space SF*	**6K+** *Slot Machines*
450+ *Acres*	**~3.3MM** *Convention Space SF*	**400+** *Table Games*

BREIT JV: MGM Grand Las Vegas; Mandalay Bay Resort and Casino, Las Vegas

Mirage Las Vegas; Park MGM Las Vegas; Luxor Las Vegas; New York New York Las Vegas Hotel & Casino; The Park; Excalibur Hotel•Casino•Las Vegas

REGIONAL ASSETS

6K+ *Hotel Rooms*	**~950K** *Casino Space SF*	**~20K** *Slot Machines*
300+ *Acres*	**~290K** *Convention Space SF*	**~670** *Table Games*

Borgata Hotel Casino & Spa; MGM National Harbor; MGM Grand Detroit; Beau Rivage Resort & Casino • Biloxi; MGM Springfield (2); MGM Northfield Park; Gold Strike; Empire City Casino by MGM Resorts

- 2 of the 5 Largest Hotels in the U.S.
- 7 Iconic Resorts Located on the Las Vegas Strip
- 2 of the 3 Largest Las Vegas Resorts by Room Count and Convention Space
- 8 Premier Regional Assets
- Four 4-Diamond AAA Awarded Resorts

VICI

Source: Company Filings

Notes:

1. Operational statistics for BREIT JV assets are profiled at 100% share.
2. Pending acquisition by MGP.

12

...BACKED BY A FIRST-CLASS AND ICONIC TENANT WITH A STRONG FINANCIAL PROFILE

MGM IS A LEADING S&P 500 GLOBAL ENTERTAINMENT COMPANY FEATURING BEST-IN-CLASS-HOTELS, CASINOS, AND LIVE ENTERTAIMENT EXPERIENCES

KEY TENANT CREDIT HIGHLIGHTS

~$18Bn	$6.4Bn	$12.9Bn
Market Capitalization (1)	*Liquidity* (2)	*Revenue* (3)

- ✓ Leading presence in Las Vegas and global brand recognition
- ✓ Diversified mix of U.S. regional, Las Vegas and Macau properties across multiple customer segments
  - 12.6% market share of the Macau market, with ~2K hotel rooms (4)
- ✓ Market leader in the rapidly growing U.S. online gaming sector with 20%+ market share; 35MM+ member database (5)
- ✓ Healthy financial profile with significant liquidity
- ✓ Strong management team with 85+ years of combined experience

Bill Hornbuckle *CEO, President & Director*	• Previously held positions of COO, President, Chief Customer Development Officer, and CMO at MGM
Corey Sanders *COO*	• Previously held positions of CFO, Treasurer and COO at MGM and its Core Brands
Jonathan Halkyard *CFO*	• Previously held positions of CEO, President and CFO at Extended Stay America, CFO at Caesars Entertainment, and former director of Dave & Buster's

RECENT MGM OPERATING PERFORMANCE (6)



Adj. Property EBITDAR ($MM)
Vegas
Regional
101% / 53%
$54
$159
$108
$242
4Q2020
1Q2021



Adj. Property EBITDAR Margin
860 bps / 738 bps
11%
27%
20%
34%
4Q2020
1Q2021

Strong operating improvement given recent acceleration in leisure and casino visitation

BETMGM (5) – A LEADING DIGITAL GAMING PLATFORM

$32Bn	$1Bn	20-25%
Long-Term Total Addressable Market	*2022E Net Revenue*	*Long-Term Expected Market Share*
30-35%	**#1**	**Top 3**
Long-Term EBITDA Margin	*in U.S. iGaming*	*in U.S. Online Sports Betting (By GGR)*

Sources: Company Filings, Capital IQ
Notes:.
1. As of July 30, 2021.
2. As of March 31, 2021; includes cash and cash equivalents and revolver capacity; excludes MGM China and MGP.
3. Based on FY 2019 revenue.
4. Per MGM China 2020 Annual Report; MGM owns 56% of MGM China, which consists of MGM Macau and MGM Cotai.
5. Per BetMGM Investor Day presentation dated April 21, 2021; MGM owns 50% of BetMGM.
6. Other companies may calculate Adj. Property EBITDAR differently and, accordingly, MGM Adj. Property EBITDAR presented herein may not be comparable to Adj. Property EBITDAR reported by other companies. See MGM's public filings for additional information, including reconciliations to the nearest Non-GAAP financial measure.

VICI 13

VICI'S PORTFOLIO WILL SPAN ACROSS 43 PROPERTIES AND 15 STATES…

ENHANCES & FURTHER DIVERSIFIES VICI'S BEST-IN-CLASS EXPERIENTIAL REAL ESTATE PORTFOLIO (1)



Lake Tahoe / Reno
Las Vegas
Laughlin
Harrah's LAS VEGAS
CAESARS PALACE LAS VEGAS
THE VENETIAN LAS VEGAS
MGP Las Vegas Portfolio
Excalibur HOTEL•CASINO•LAS VEGAS
LUXOR LAS VEGAS
BREIT JV (2)
MANDALAY BAY RESORT AND CASINO. LAS VEGAS
MGM GRAND
Mirage LAS VEGAS
PARK MGM LAS VEGAS
NEW YORK NEW YORK LAS VEGAS HOTEL & CASINO
THE PARK
Council Bluffs
North Kansas City
Bossier City
Tunica / Robinsonville
New Orleans
GOLD STRIKE
Chicago
Metropolis
Louisville
Cincinnati
Biloxi
Beau Rivage RESORT & CASINO • BILOXI
MGM GRAND. DETROIT
Detroit
MGM NORTHFIELD PARK
Cleveland
EMPIRE CITY CASINO (3)
New York
Philadelphia
Atlantic City
Borgata HOTEL CASINO & SPA
MGM SPRINGFIELD (Pending)
MGM NATIONAL HARBOR
MGP Portfolio
VICI Portfolio
Pending VICI Acquisition
The Venetian Resort and Sands Expo and Convention Center
Pending VICI Disposition
Harrah's Louisiana Downs
VICI Call Option/ ROFR Properties
Las Vegas Strip Assets
Caesars Danville Development (4)
Harrah's Hoosier Park & Indiana Grand
Caesars Forum Convention Center
Horseshoe Baltimore

Source: Company Filings

Notes:

1. Includes impact of VICI's pending acquisition of the Venetian Resort and pending disposition of Harrah's Louisiana Downs, and MGP's pending acquisition of MGM Springfield.
2. BREIT entered into a JV with MGP to own MGM Grand and Mandalay Bay in January 2020 ("BREIT JV"); BREIT owns 49.9% of JV and MGP owns 50.1%.
3. MGP has a right of first offer on any future gaming development by MGM on the undeveloped land adjacent to Empire City.
4. Subject to negotiation of definitive documentation and applicable regulatory and other governmental approvals.

VICI

14

...WITH MARQUEE ASSETS ON THE LAS VEGAS STRIP



Flamingo Rd
Upon completion of the contemplated transaction and the acquisition of the Venetian Resort, VICI will own ~660 acres across the Las Vegas Strip, in addition to VICI's existing call rights on ~28 acres relating to the Caesars Forum Convention Center
Las Vegas Convention Center
Harrah's Las Vegas
The Venetian Resort
New York-New York
MGM Grand
Excalibur
Luxor
Wynn
Sands Expo
The Venezia
The Venetian
The Palazzo
Harrah's
Caesars Forum Convention Center
VICI Land
Resorts World
Flamingo
Bally's
Planet Hollywood
Paris
The LINQ
MGM Grand
The Mirage
Treasure Island
South Las Vegas Blvd
The Shops at Crystals
Park MGM
New York-New York
Excalibur
Luxor
Mandalay Bay
The Mirage
Caesars Palace
Bellagio
ARIA
The Cosmopolitan
Caesars Palace
Park MGM
The Park Las Vegas (2)
Mandalay Bay
VICI Standalone Las Vegas Portfolio (1)
MGP Las Vegas Portfolio

VICI

Notes:
1. Pro forma for the pending acquisition of the Venetian Resort.
2. The Park Las Vegas is a dining and entertainment district that connects New York-New York and Park MGM.

15

16 41% 40% 10% 3% 3% 2% 1% 1% 55% 45% ~$2.6Bn in Total PF Rent (Q1 2021) (2) FURTHER DIVERSIFIES TENANT CONCENTRATION & EXPANDS GEOGRAPHIC SC OPE Notes: 1. Pro forma for the pending acquisition of the Venetian Resort and the pending acquisition by the Eastern Band of Cherokee Indians of the operations of Caesars Southern Indiana from Caesars Entertainment. 2. Assumes MGM Master Lease rent is allocated to Las Vegas and Regional properties based on pro rata 2019A Adjusted EBITDAR performance. TENANT RENT DIVERSIFICATION CU RR EN T (1) PR O F O RM A M G P A CQ U IS IT IO N 58% 42% Regional Las Vegas ~$1.5Bn in Total PF Rent (Q1 2021) Regional Las Vegas GEOGRAPHIC RENT DIVERSIFICATION 68% 16% 5% 4% 3% 2% 2%

17 Notes: 1. Pro forma for VICI’s pending acquisition of the Venetian Resort and pending disposition of Harrah’s Louisiana Downs, and MGP’s pending acquisition of MGM Springfield, respectively. 2. Represents pro forma VICI Enterprise Value assuming a $43.00 per share offer price; market data as of July 30, 2021. 3. Pro forma number of geographies inclusive of existing overlap in certain geographies. 4. Numbers may not add up due to rounding. 5. As of June 30, 2021. Weighted by rent contribution and inclusive of all renewal terms (including amended MGM Master Lease); pro forma for VICI's pending acquisition of the Venetian Resort and MGP's pending acquisition of MGM Springfield, respectively. PRO FORMA KEY METRICS POSITION VICI… Enterprise Value ($Bn) $28 $17 $45 # of Properties 28 15 43 # of Geographies 12 8 15 2021E Cash Rent ($Bn) $1.5 $1.0 $2.6 Hotel Rooms (000s) 25 33 58 Convention / Entertainment Space (MM SF) 3.1 3.6 6.7 Gaming Units (000s) 35 27 63 WALT (Years) 36.6 28.3 43.5 # of Tenants in the S&P 500 2 1 3 Largest Tenant Exposure 68% 100% 41% + (1) (2) (3) (4) (5) (1)

...AS THE WORLD'S PREMIER EXPERIENTIAL COMPANY...

		VICI[1] + MGM Growth Properties	REITs: Gaming & Leisure Properties	REITs: Host Hotels & Resorts	Destination Entertainment: Vail	Destination Entertainment: Ryman Hospitality Properties	Theme Parks: Disney (Theme Parks)	Theme Parks: Universal (Theme Parks)	Theme Parks: Six Flags
Scale	Enterprise Value ($Bn)[2]	$45	~$17	~$16	~$14	~$7	N/A	N/A	~$7
Scale	FY 2019 Adj. EBITDA ($MM)[3]	$2,557	$1,040	$1,534	$702	$482	N/A	$2,455	$527
Scale	Number of Properties	43	50	83	37	7	5	6[4]	27
Operational Footprint	Hotel Rooms (000s)	~58	~15	~45	~6	~11	~40[5]	~7	--
Operational Footprint	Convention / Entertainment Space (MM SF)	~6.7	0.9	~4.3	NM	~2.8	~1.0[5]	~0.3	--
Operational Footprint	Restaurants & Bars	~730	~250	~250	~300	~50	~500[5]	~200	~600

Source: Company filings, Company websites, Press releases, Morgan Stanley estimates. We have not independently verified this data (other than data in respect of VICI) and are presenting it in accordance with each company's respective public disclosure. For additional information, refer to the financial information included in the respective company's public filings with the SEC.

Notes:

1. PF 2021 stats including impact of VICI's pending acquisition of the Venetian Resort and pending disposition of Harrah's Louisiana Downs, and MGP's pending acquisition of MGM Springfield.
2. Market data as of July 30, 2021; pro forma VICI Enterprise Value assuming a $43.00 per share offer price; market data as of July 30, 2021.
3. Other companies may calculate Adj. EBITDA differently from VICI and each other and, accordingly, VICI's Adj. EBITDA may not be comparable to Adj. EBITDA reported by such other companies. See "Reconciliation from GAAP to Non-GAAP Financial Measures" in the appendix for the reconciliation of VICI's Non-GAAP Financial Measures.
4. Beijing and Moscow parks opening in 2021 and 2022, respectively.
5. Figures represent Disneyland and Disney World parks within the United States.

VICI

18

19 18% 28% 22% 13% 9% 9% 15% 25% 66% 51% (31)% 13% 45% (14)% 65% 79% …GENERATING MARKET LEADING RETURNS FOR INVESTORS TOTAL RETURN SINCE VICI IPO Source: Bloomberg Note: Market data as of July 30, 2021 1. VICI began trading on the NYSE on February 1, 2018. 2021 YTD TOTAL RETURN MSCI U.S. REIT Index S&P 500 (1) MSCI U.S. REIT Index S&P 500

PROVEN TRACK RECORD OF SUCCESS

EVOLUTION OF VICI SINCE FORMATION – BY ADJ. EBITDA ($MM)[1]



De-levered balance sheet, proved ability to grow, introduced cap rates into gaming real estate
Pre-IPO Equity Private Placement
Harrah's LAS VEGAS
2017
$690[2]
IPO, de-levered balance sheet, modified lease incentives to align with Caesars and expanded tenant roster
IPO, Master Lease Modification, Octavius Tower, Harrah's Philadelphia, Margaritaville Bossier City & Greektown Acquisitions
IPO
Harrah's PHILADELPHIA
PENN NATIONAL GAMING, INC.
2018
$722
Proved ability to work with largest tenant while diversifying tenant base
Transformative Partnership with Eldorado / Caesars
ELDORADO RESORTS
CAESARS ENTERTAINMENT
Hard Rock
CENTURY CASINOS
J·A·C·K· ENTERTAINMENT
2019
$847
1st gaming REIT to expand into a new asset class
Invested in Caesars Forum Convention Center and Chelsea Piers Mortgage Loans
CHELSEA PIERS NEW YORK CITY
CAESARS FORUM
2020
$1,119
Acquired the largest commercial gaming asset in America
Landmark Acquisition of the Venetian Resort & Sands Expo in Las Vegas (anticipated closing 2H2021) and Invested in Great Wolf Mezzanine Loan
THE VENETIAN RESORT
GREAT WOLF LODGE
PF 2021
$1,553[3]
Strategic acquisition to become a world premier gaming and experiential real estate owner
Increases scale, tenant diversity and access to capital
MGM GROWTH PROPERTIES
PF 2021+
$2,557[4]
2017
2018
2019
2020
PF 2021
PF 2021+

VICI

Notes:

1. See "Reconciliation from GAAP to Non-GAAP Financial Measures" in the appendix for the reconciliation of these Non-GAAP Financial Measures.
2. Represents (i) $545MM pro forma Adj. EBITDA for the nine months ended September 30, 2017, and (ii) $145MM Adj. EBITDA for the period from October 6, 2017 to December 31, 2017.
3. 1Q21 LQA Adj. EBITDA pro forma for the impact of $250MM of rent attributable to the pending Venetian Resort acquisition.
4. Pro forma 1Q21 LQA Adj. EBITDA, adjusted for the impact of the pending MGP acquisition, including $994MM of 1Q21 LQA Adj. EBITDA attributable to the pending MGP acquisition (including MGP's pending acquisition of MGM Springfield) and $10MM of expected G&A synergies associated with the pending MGP acquisition.

20

CREATES THE LARGEST TRIPLE NET LEASE REIT AND A TOP 5 REIT BY ADJ. EBITDA

SIGNIFICANTLY ENHANCES POTENTIAL FOR S&P 500 INCLUSION

One of the Top 5 REITS in the RMZ by 1Q21 LQA Adj. EBITDA ($MM) (1)



SPG $4,547
PLD $4,287
EQIX $3,093
PF VICI (2) $2,557
O (3) $2,464
DLR $2,313
PSA $2,115
WELL $1,838
VTR $1,617
BXP $1,555
VICI (4) $1,553
MPW $1,463
ARE $1,399
EQR $1,346
AVB $1,319
INVH $1,121
PEAK $1,119
WPC $1,106
GLPI $1,066
ESS $1,059
MGP (5) $994

The Largest Triple Net Lease REIT by 1Q21 LQA Adj. EBITDA ($MM) (1)



PF VICI (2) $2,557
O (3) $2,464
VICI (4) $1,553
WPC $1,106
GLPI $1,066
MGP (5) $994
STOR $710
NNN $610
SRC $488
EPR $329
BNL $284
EPRT $175
FCPT $145
SAFE $144
NTST $37

One of the Top 10 "Four-Wall" REITs by Enterprise Value ($Bn) (6)



PLD $116
EQIX $87
SPG $68
PSA $61
DLR $60
O (3) $52
WELL $51
PF VICI (7) $45
ARE $42
EQR $41
AVB $39
VTR $35
BXP $33
EXR $29
ESS $28
MAA $27
PEAK $26
UDR $23
DRE $23
VNO $17
HST $16
REG $15
KIM $14
FRT $13
S&P 500 Constituent

Sources: Company Filings and Capital IQ. We have not independently verified this data (other than data in respect of VICI) and are presenting it in accordance with each company's respective public disclosure. For additional information, refer to the financial information included in the respective company's public filings with the SEC or the sources identified in the respective footnote.

Notes:

1. Other companies may calculate Adj. EBITDA differently from VICI and each other and, accordingly, VICI's Adj. EBITDA may not be comparable to Adj. EBITDA reported by such other companies. See "Reconciliation from GAAP to Non-GAAP Financial Measures" in the appendix for the reconciliation of VICI's Non-GAAP Financial Measures.
2. Adjusted for $250MM of rent attributable to the pending Venetian Resort acquisition, $994MM of Adj. EBITDA attributable to the pending MGP acquisition, and $10MM of expected G&A synergies associated with the pending MGP acquisition.
3. Pro forma for pending acquisition of VEREIT announced on April 29, 2021; reflects midpoint of announced cash G&A synergies of $35MM-40MM; excludes $183MM EBITDA attributable to planned Office SpinCo (per investor presentation dated April 29, 2021).
4. Adjusted for $250MM of rent attributable to the pending Venetian Resort acquisition.
5. Adjusted to include full-year impact of $30MM of rent attributable to MGP's pending acquisition of MGM Springfield.
6. As of July 30, 2021; "Four-Wall" REITs excludes tower and timber REITs.
7. Represents pro forma VICI Enterprise Value assuming a $43.00 per share offer price; market data as of July 30, 2021.

VICI

21

STRENGTHENS VICI'S OVERALL CREDIT PROFILE

POSITIONS VICI FOR INVESTMENT GRADE RATING

Standalone VICI & MGP Debt Profile

VICI (1)



Secured
31%
4.0%
Wtd. Avg.
Interest
Rate
Unsecured
69%

MGP (2)



Secured
27%
4.5%
Wtd. Avg.
Interest
Rate
Unsecured
73%

Key Credit Highlights and Outlook

- ✓ **Added Scale, Diversity and Tenant Quality Strengthens Overall Credit Profile**
- ✓ **No Significant Maturities Until 2024**
- ✓ **Optimal Cost of Capital to Fund Future Growth Opportunities**
- ✓ **Positions VICI to Migrate to Investment Grade with Unsecured Capital Structure and Unencumbered Asset Pool**
- ✓ **Additional Potential Accretion Attainable as Debt is Refinanced at Attractive Rates**
- ✓ **Target Financial Metrics Consistent with Investment Grade Ratings Over Time**
- ✓ **Targeting a 100% Unencumbered Asset Pool**

Notes:
1. As of June 30, 2021.
2. As of March 31, 2021; based on MGP public filings. Inclusive of MGM Grand / Mandalay Bay BREIT JV CMBS debt at 50.1% share.

VICI

22

23 Notes: 1. Initial rent per amended MGM Master Lease, inclusive of full-year impact of MGM Springfield. 2. Pending MGP acquisition; represents MGP’s 50.1% interest in the BREIT JV. 3. Based on 2021E rent inclusive of full-year impact of transaction; at VICI’s pro rata share of the BREIT JV. NEW MGM MASTER LEASE IMPROVES TERMS AND BENEFITS FROM INFLATION NEW MGM MASTER LEASE BREIT JV LEASE Starting / Current Rent • $860MM (1) • $298MM (VICI’s Pro Rata Share: $149MM (2)) Fixed Rent • 100% • 100% Escalators • Fixed 2% increase during years 2-10 • Greater of 2% and CPI (capped at 3%) commencing in year 11 • Fixed 2% increase during years 2-15 • Greater of 2% and CPI (capped at 3%) commencing in year 16 Initial Term Expiration / Extensions • 1H 2047 • Three 10-year extension options • February 2050 • Two 10-year extension options CapEx Requirement • 1% of Net Revenues • 3.5% of Net Revenues based on 5-year rolling test (subject to minimum 2.5% for each property) • 1.5% monthly reserves Combined Rental Payments of $1Bn+ (3)

24 OPPORTUNITY TO UNLOCK INDEX INCLUSION FOR MGP'S SHARES S&P 500 CRSP Russell 1000 RMZ FTSE NAREIT Dow Jones U.S. Real Estate Dow Jones Select REIT Eligible, not included ✓ ✓ ✓ ✓ ✓ Not included X X X ✓ X X X • Due to MGP’s LLC structure, it currently is not eligible for a number of indices in which VICI is currently included • With the closing of the MGP acquisition, anticipated index rebalancing is expected to drive demand 30% 8% VICI MGP 1Q’21 OWNERSHIP ANALYSIS % Index Ownership Corporate Structure Corporation LLC Excludes LLCs Excludes LLCs Excludes LLCs Excludes LLCs Excludes LLCs Excludes LLCs Note: 1. Percent index ownership calculated by the division of shares held by index funds and total shares outstanding as of 3/31/2021 (VICI = common shares and MGP = Class A shares). (1)

25 A COMPELLING TRANSACTION FOR VICI Expected to be immediately accretive to earnings upon closing Diversifies VICI’s tenant concentration and geographic scope with the New MGM Master Lease, while providing long-term inflation protection and growth Gives both active and index equity market investors full access to ownership of a leading experiential real estate portfolio, creating a compelling investment opportunity Large-scale and high-quality real estate within the Triple Net REIT sector—acquired at a significant discount to replacement cost and at an attractive cap rate Positions VICI for enhanced cost of debt and equity capital widening VICI’s growth funnel into the future Merges MGP’s best-in-class portfolio into VICI’s best-in-class management and governance platform

Appendix Mandalay Bay Gold StrikeBeau Rivage Park MGM

MGP PROPERTY STATISTICS (1)

Property	Location	Hotel Rooms	Acres	Casino Sq.Ft.	Convention Sq.Ft.	Slot Machines	Table Games
Las Vegas Strip							
MGM Grand (2)	Las Vegas, NV	4,993	102	169,000	850,000	1,270	98
Mandalay Bay (2)	Las Vegas, NV	4,750	124	152,000	2,121,000	1,117	60
Luxor	Las Vegas, NV	4,397	58	101,000	35,000	859	48
Excalibur	Las Vegas, NV	3,981	51	94,000	25,000	927	41
The Mirage	Las Vegas, NV	3,044	77	94,000	170,000	819	69
Park MGM	Las Vegas, NV	2,898	21	66,000	77,000	766	58
New York - New York and The Park	Las Vegas, NV	2,024	23	81,000	31,000	992	51
Subtotal – Las Vegas		**26,087**	**456**	**757,000**	**3,309,000**	**6,750**	**425**
Regional							
Borgata	Atlantic City, NJ	2,767	37	160,000	106,000	2,856	189
Beau Rivage	Biloxi, MS	1,740	26	87,000	50,000	1,681	75
Gold Strike Tunica	Tunica, MS	1,133	24	48,000	17,000	948	66
MGM Grand Detroit	Detroit, MI	400	24	151,000	30,000	3,079	127
MGM National Harbor	Prince George's County, MD	308	23	146,000	50,000	2,603	171
MGM Springfield (3)	Springfield, MA	240	14	126,000	34,000	1,841	38
Empire City	Yonkers, NY	-	41	137,000	-	4,693	-
MGM Northfield Park	Northfield, OH	-	113	92,000	-	1,869	-
Subtotal – Regional		**6,588**	**302**	**947,000**	**287,000**	**19,570**	**666**
Total		**32,675**	**758**	**1,704,000**	**3,596,000**	**26,320**	**1,091**

Source: Company Filing

Notes:

1. As of December 31, 2020. The information above reflects amenities prior to the temporary closure of the properties and subsequent re-opening of the properties without certain amenities as a result of the COVID-19 pandemic and without giving effect to any COVID-19 mitigation procedures implemented at the properties. In addition, as a result of the enactment of certain health and safety measures in order to mitigate the effects of COVID-19, including measures to promote social distancing, table games (and seats available at table games), and slot machines available for play are currently limited.
2. Through BREIT JV, MGP owns a 50.1% interest in MGM Grand Las Vegas and Mandalay Bay.
3. Pending acquisition by MGP.

VICI

27

28 Nine Months Ended For the Period October 6, 2017 ($ in millions) September 30, 2017 - December 31, 2017 Net income attributable to common stockholders $439 $43 Real estate depreciation - - Funds From Operations ("FFO") $439 $43 Non-cash leasing and financing adjustments (43) (8) Non-cash stock-based compensation - 1 Transaction and acquisition expenses - 9 Loss on extinguishment of debt - 38 Amortization of debt issuance costs and original issue discount 4 0 Other depreciation 2 1 Adjusted Funds From Operations ("AFFO") $402 $84 Interest expense, net 141 63 Income tax expense 1 (2) Adjusted EBITDA $545 $145 RECONCILIATION FROM GAAP TO NON-GAAP FINANCIAL MEASURES Notes: 1. Represents pro forma Adj. EBITDA for the nine months ended September 30, 2017, based upon the historical financial statements of Caesars Entertainment Operating Company, our predecessor, as presented in the Form S-11 filed by VICI on January 30, 2018. 2. Represents the period from October 6, 2017 to December 31, 2017, as presented in the Form 10-K filed by VICI on March 28, 2018. 3. Amounts represent the non-cash adjustment to income from sales-type leases, direct financing leases and lease financing receivables in order to recognize income on an effective interest basis at a constant rate of return over the term of the leases. 4. Represents depreciation related to our golf course operations. The following table reconciles net income to FFO, AFFO and Adjusted EBITDA. (1) (3) (4) (2)

29 Year Ended December 31, ($ in millions) 2020 2019 2018 Net income attributable to common stockholders $892 $546 $524 Real estate depreciation - - - Funds From Operations ("FFO") $892 $546 $524 Non-cash leasing and financing adjustments (40) 0 (45) Non-cash change in allowance for credit losses 245 - - Non-cash stock-based compensation 7 5 2 Transaction and acquisition expenses 9 5 0 Amortization of debt issuance costs and original issue discount 20 33 6 Other depreciation 4 4 4 Capital expenditures (2) (2) (1) Loss on extinguishment of debt 39 58 23 Loss on impairment - - 12 Non-cash gain upon lease modification (333) - - Non-cash adjustments attributable to non-controlling interests (4) 0 0 Adjusted Funds From Operations ("AFFO") $836 $650 $526 Interest expense, net 282 195 195 Income tax expense 1 2 1 Adjusted EBITDA $1,119 $847 $722 RECONCILIATION FROM GAAP TO NON-GAAP FINANCIAL MEASURES (CONT.) Notes: 1. Amounts represent the non-cash adjustment to income from sales-type leases, direct financing leases and lease financing receivables in order to recognize income on an effective interest basis at a constant rate of return over the term of the leases. 2. Represents depreciation related to our golf course operations. The following table reconciles net income to FFO, AFFO and Adjusted EBITDA. (1) (2)

30 Three Months Ended ($ in millions) March 31, 2021 Net income attributable to common stockholders $270 Real estate depreciation - Funds From Operations ("FFO") $270 Non-cash leasing and financing adjustments (28) Non-cash change in allowance for credit losses (4) Non-cash stock-based compensation 2 Transaction and acquisition expenses 9 Amortization of debt issuance costs and original issue discount 7 Other depreciation 1 Capital expenditures (1) Non-cash adjustments attributable to non-controlling interests 0 Adjusted Funds From Operations ("AFFO") $255 Interest expense, net 70 Income tax expense 0 Adjusted EBITDA $326 Annualized Adjusted EBITDA $1,303 Full Year Impact of the Venetian 250 Annualized Adjusted EBITDA (Pro Forma Venetian Acquisition) $1,553 1Q21 MGP LQA Adjusted EBITDA (Pro Forma MGM Springfield Acquisition) $994 Anticipated Synergies 10 Annualized Adjusted EBITDA (Pro Forma Venetian and MGP Acquisition) $2,557 RECONCILIATION FROM GAAP TO NON-GAAP FINANCIAL MEASURES (CONT.) Notes: 1. Amounts represent the non-cash adjustment to income from sales-type leases, direct financing leases and lease financing receivables in order to recognize income on an effective interest basis at a constant rate of return over the term of the leases. 2. Represents depreciation related to our golf course operations. 3. Includes $30MM of rent attributable to pending acquisition of MGM Springfield. MGP may calculate Adj. EBITDA differently and, accordingly, MGP Adj. EBITDA presented herein may not be comparable to Adj. EBITDA reported by VICI. See MGP’s public filings for additional information, including reconciliations to the nearest Non-GAAP financial measure. The following table reconciles net income to FFO, AFFO and Adjusted EBITDA. (1) (2) (3)

31 DEFINITIONS OF NON-GAAP FINANCIAL MEASURES FFO is a non-GAAP financial measure that is considered a supplemental measure for the real estate industry and a supplement to GAAP measures. Consistent with the definition used by The National Association of Real Estate Investment Trusts (NAREIT), we define FFO as net income (or loss) attributable to common stockholders (computed in accordance with GAAP) excluding (i) gains (or losses) from sales of certain real estate assets, (ii) depreciation and amortization related to real estate, (iii) gains and losses from change in control and (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is a non-GAAP financial measure that we use as a supplemental operating measure to evaluate our performance. We calculate AFFO by adding or subtracting from FFO non-cash leasing and financing adjustments, non-cash change in allowance for credit losses, non-cash stock-based compensation expense, transaction costs incurred in connection with the acquisition of real estate investments, amortization of debt issuance costs and original issue discount, other non-cash interest expense, non-real estate depreciation (which is comprised of the depreciation related to our golf course operations), capital expenditures (which are comprised of additions to property, plant and equipment related to our golf course operations), impairment charges related to non-depreciable real estate, gains (or losses) on debt extinguishment, other non-recurring non-cash transactions (such as non-cash gain upon lease modification) and non-cash adjustments attributable to non-controlling interest with respect to certain of the foregoing. We calculate Adjusted EBITDA by adding or subtracting from AFFO contractual interest expense and interest income (collectively, interest expense, net) and income tax expense. These non-GAAP financial measures: (i) do not represent cash flow from operations as defined by GAAP; (ii) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity. In addition, these measures should not be viewed as measures of liquidity, nor do they measure our ability to fund all of our cash needs, including our ability to make cash distributions to our stockholders, to fund capital improvements, or to make interest payments on our indebtedness. Investors are also cautioned that FFO, FFO per share, AFFO, AFFO per share and Adjusted EBITDA, as presented, may not be comparable to similarly titled measures reported by other real estate companies, including REITs, due to the fact that not all real estate companies use the same definitions. Our presentation of these measures does not replace the presentation of our financial results in accordance with GAAP.

32 Grand Garden Arena, MGM Grand